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FOURTH QUARTER 2020 RESULTS 2.2.21 STEPHEN LITTLETON VICE PRESIDENT, INVESTOR RELATIONS AND SECRETARYFOURTH QUARTER 2020 RESULTS 2.2.21 STEPHEN LITTLETON VICE PRESIDENT, INVESTOR RELATIONS AND SECRETARY

CAUTIONARY STATEMENT • Statements of future events or conditions in this presentation or the subsequent discussion period are forward-looking statements. Actual future results, including financial and operating performance; demand growth and mix; planned capital and cash operating expense reductions and ability to meet or exceed announced reduction objectives; plans to reduce future emissions intensity and the expected resulting absolute emissions reductions; carbon capture results and the impact of operational and technology efforts; price and margin recovery; future cash flows, dividends, cash and debt balances, and capital allocation; volume/production growth and mix; the impacts of the COVID-19 pandemic and current industry oversupply conditions on ExxonMobil’s business and results; resource recoveries; production rates; rates of return; development costs; project plans, timing, costs, and capacities; drilling programs and improvements; product sales and mix; and accounting and financial reporting effects resulting from market developments and ExxonMobil’s responsive actions, including impairment charges resulting from changes in development plan strategy or potential divestments, could differ materially due to a number of factors including global or regional changes in oil, gas, petrochemicals, or feedstock prices, differentials, or other market or economic conditions affecting the oil, gas, and petrochemical industries and the demand for our products; the outcome of government policies and actions, including drilling policies, carbon policies, and actions taken to address COVID-19; the severity, length and ultimate impact of COVID-19 on people and economies and the timing and pace of regional and global economic recovery; the ability to access short- and long-term debt markets on a timely and affordable basis; the ability to realize efficiencies within and across our business lines and to maintain cost reductions without impairing our competitive positioning; the impact of company actions to protect the health and safety of employees, vendors, customers, and communities; reservoir performance; the outcome and timing of exploration and development projects; timely completion of construction projects; war and other security disturbances, including shipping blockades or harassment; political factors including changes in local, national, or international policies affecting our business; changes in law or government regulation, including trade sanctions, tax and environmental regulations; the outcome of commercial negotiations and impact of commercial terms; actions of competitors and commercial counterparties; actions of consumers; opportunities for and regulatory approval of investments or divestments that may arise, including the ability to reach mutually acceptable pricing and other terms; the outcome of research efforts and the ability to bring new technology to commercial scale on a cost-competitive basis; the development and competitiveness of alternative energy and emission reduction technologies; unforeseen technical or operating difficulties; and other factors discussed here and in Item 1A. Risk Factors of our Annual and Quarterly Reports filed with the SEC. All forward-looking statements are based on management’s knowledge and reasonable expectations at the time of this presentation and we assume no duty to update these statements as of any future date. • Forward-looking statements in this presentation regarding project timing, returns, and results; targeted capital spending and operating expense reductions; market strategies; capital allocation; and other future plans, targets or key milestones refer to plans outlined in ExxonMobil’s press release dated April 7, 2020 and subsequent public disclosures including our first, second, and third quarter earnings press releases and conference calls on May 1, July 31, and October 30, 2020, respectively. Forward-looking statements contained in our March 5, 2020 Investor Day materials were based on different plans and assumptions prior to the impacts of the COVID-19 pandemic and should not be relied upon to represent ExxonMobil’s future business plans or results of operations. Updates on spending and timing of certain projects have been provided, but are not meant to represent a complete view of all plans and projects that could be impacted by the current pandemic, the government responses to the pandemic, or other market factors. • Forward-looking statements in this presentation regarding 2021-2025 plans to reduce capital expenditures and operating expenses, or plans to reduce carbon intensity and related emissions efforts refer to plans outlined in our February 1, 2021 press release and our February 2, 2021 press release. Additionally information will be provided at our 2021 Investor Day. Updates on spending and timing of certain projects have been provided, but are not meant to represent a complete view of all plans and projects that could be impacted by the current pandemic, the government responses to the pandemic, or other market factors. • Reconciliations and definitions of non-GAAP measures and other terms are provided in the text or in the supplemental information accompanying these slides. 2CAUTIONARY STATEMENT • Statements of future events or conditions in this presentation or the subsequent discussion period are forward-looking statements. Actual future results, including financial and operating performance; demand growth and mix; planned capital and cash operating expense reductions and ability to meet or exceed announced reduction objectives; plans to reduce future emissions intensity and the expected resulting absolute emissions reductions; carbon capture results and the impact of operational and technology efforts; price and margin recovery; future cash flows, dividends, cash and debt balances, and capital allocation; volume/production growth and mix; the impacts of the COVID-19 pandemic and current industry oversupply conditions on ExxonMobil’s business and results; resource recoveries; production rates; rates of return; development costs; project plans, timing, costs, and capacities; drilling programs and improvements; product sales and mix; and accounting and financial reporting effects resulting from market developments and ExxonMobil’s responsive actions, including impairment charges resulting from changes in development plan strategy or potential divestments, could differ materially due to a number of factors including global or regional changes in oil, gas, petrochemicals, or feedstock prices, differentials, or other market or economic conditions affecting the oil, gas, and petrochemical industries and the demand for our products; the outcome of government policies and actions, including drilling policies, carbon policies, and actions taken to address COVID-19; the severity, length and ultimate impact of COVID-19 on people and economies and the timing and pace of regional and global economic recovery; the ability to access short- and long-term debt markets on a timely and affordable basis; the ability to realize efficiencies within and across our business lines and to maintain cost reductions without impairing our competitive positioning; the impact of company actions to protect the health and safety of employees, vendors, customers, and communities; reservoir performance; the outcome and timing of exploration and development projects; timely completion of construction projects; war and other security disturbances, including shipping blockades or harassment; political factors including changes in local, national, or international policies affecting our business; changes in law or government regulation, including trade sanctions, tax and environmental regulations; the outcome of commercial negotiations and impact of commercial terms; actions of competitors and commercial counterparties; actions of consumers; opportunities for and regulatory approval of investments or divestments that may arise, including the ability to reach mutually acceptable pricing and other terms; the outcome of research efforts and the ability to bring new technology to commercial scale on a cost-competitive basis; the development and competitiveness of alternative energy and emission reduction technologies; unforeseen technical or operating difficulties; and other factors discussed here and in Item 1A. Risk Factors of our Annual and Quarterly Reports filed with the SEC. All forward-looking statements are based on management’s knowledge and reasonable expectations at the time of this presentation and we assume no duty to update these statements as of any future date. • Forward-looking statements in this presentation regarding project timing, returns, and results; targeted capital spending and operating expense reductions; market strategies; capital allocation; and other future plans, targets or key milestones refer to plans outlined in ExxonMobil’s press release dated April 7, 2020 and subsequent public disclosures including our first, second, and third quarter earnings press releases and conference calls on May 1, July 31, and October 30, 2020, respectively. Forward-looking statements contained in our March 5, 2020 Investor Day materials were based on different plans and assumptions prior to the impacts of the COVID-19 pandemic and should not be relied upon to represent ExxonMobil’s future business plans or results of operations. Updates on spending and timing of certain projects have been provided, but are not meant to represent a complete view of all plans and projects that could be impacted by the current pandemic, the government responses to the pandemic, or other market factors. • Forward-looking statements in this presentation regarding 2021-2025 plans to reduce capital expenditures and operating expenses, or plans to reduce carbon intensity and related emissions efforts refer to plans outlined in our February 1, 2021 press release and our February 2, 2021 press release. Additionally information will be provided at our 2021 Investor Day. Updates on spending and timing of certain projects have been provided, but are not meant to represent a complete view of all plans and projects that could be impacted by the current pandemic, the government responses to the pandemic, or other market factors. • Reconciliations and definitions of non-GAAP measures and other terms are provided in the text or in the supplemental information accompanying these slides. 2

DEVELOPMENTS SINCE **THIRD QUARTER 2020**

UPSTREAM	Increased gas realizations; liquids realizations in-line with 3Q, recovering through quarter Government-mandated curtailments increased to ~190 Koebd Matched best-ever reliability performance Announced hydrocarbon discovery offshore Suriname
DOWNSTREAM	Best-ever personnel and process safety Best-ever reliability ~2 MBD of industry refinery closures announced in 2020, 4 times the 10-year average
CHEMICAL	Best-ever personnel and process safety Best-ever reliability Improved margins from strong packaging demand and automotive / durable demand recovery
CORPORATE	Exceeded reduction targets for full-year capital and operating spend Preserved value of capital plan while responding to market environment

Best-ever refers to data since the Exxon – Mobil merger.

3

RESULTS 4Q20 VS. 3Q20

	U/S	D/S	CHEM	C&F	TOTAL
3Q20 GAAP Earnings / (Loss)	**(0.4)**	**(0.2)**	**0.7**	**(0.7)**	**(0.7)**
Non-cash inventory valuation	-	-	0.1	-	0.1
3Q20 Earnings / (Loss) ex. Identified Items	**(0.4)**	**(0.2)**	**0.5**	**(0.7)**	**(0.8)**
Price / margin / forex	0.5	(0.2)	0.3	-	0.6
Unsettled derivatives: mark-to-market[1]	0.1	(0.3)			(0.2)
Demand / volume	0.2	-	-	-	0.2
Other base business	0.4	-	(0.1)	0.1	0.2
4Q20 Earnings / (Loss) ex. Identified Items	**0.7**	**(0.7)**	**0.7**	**(0.7)**	**0.1**
Identified items	(19.3)	(0.5)	-	(0.3)	(20.2)
4Q20 GAAP Earnings / (Loss)	(18.5)	(1.2)	0.7	(1.0)	(20.1)

- Earnings increased by $900 million excluding identified items
- Captured benefits of improving gas and LNG markets
- Benefited from increased Guyana production
- Strong demand for performance products coupled with reliable operations drove Chemical earnings
- Focused project development plans on highest value, strategic investments

Billions of dollars unless specified otherwise.
Due to rounding, numbers presented above may not add up precisely to the totals indicated.
See Supplemental Information for footnotes and reconciliation of Identified Items.

4

EARNINGS 4Q20 VS. 3Q20

CONTRIBUTING FACTORS TO CHANGE IN EARNINGS
Million USD



110
(793)
530
150
(510)
160
570
3Q20 ex. Ident. Items
Price
Volume
Expenses
Mfg. / yield
Tax / other
4Q20 ex. Ident. Items

- Upstream liquids growth and reduced economic curtailments improved earnings
- Timing of planned turnaround, maintenance and exploration drove higher expenses
- Leveraged Downstream and Chemical integration to capture opportunities from dynamic market conditions
- Strong reliability and improved product yields underpinned manufacturing results

5

EARNINGS 2020 VS. 2019 CONTRIBUTING FACTORS TO CHANGE IN EARNINGS Billion USD 1 9.6 • Reduced cash Opex $8 billion versus 2019 − Includes ~$3 billion of structural reductions • Volume down primarily due to lower demand (14.1) • Improved reliability and product yields delivered ~$1 billion 1.0 (0.2) (1.4) 3.3 (1.1) 2019 ex. Price Volume Expenses Mfg. / Inventory 2020 ex. Ident. Items yield valuation Ident. Items / other 6 1 Cash Opex before tax.EARNINGS 2020 VS. 2019 CONTRIBUTING FACTORS TO CHANGE IN EARNINGS Billion USD 1 9.6 • Reduced cash Opex $8 billion versus 2019 − Includes ~$3 billion of structural reductions • Volume down primarily due to lower demand (14.1) • Improved reliability and product yields delivered ~$1 billion 1.0 (0.2) (1.4) 3.3 (1.1) 2019 ex. Price Volume Expenses Mfg. / Inventory 2020 ex. Ident. Items yield valuation Ident. Items / other 6 1 Cash Opex before tax.

UPSTREAM VOLUMES 2020 VS. 2019 CONTRIBUTING FACTORS TO CHANGE IN VOLUMES Koebd • High-return liquids growth in Permian and Guyana 3,952 offset Norway divestment • Volumes in-line with production plan excluding Govt mandate curtailments and entitlements 60 Groningen Limits 3,761 (170) (150) 150 (80) • Maintenance timing reduced economic impact of curtailments 2019 Curtail- Entitle- Divestments Liquids Gas 2020 ments ments growth demand / other / other 7 See Supplemental Information for reconciliation of curtailments.UPSTREAM VOLUMES 2020 VS. 2019 CONTRIBUTING FACTORS TO CHANGE IN VOLUMES Koebd • High-return liquids growth in Permian and Guyana 3,952 offset Norway divestment • Volumes in-line with production plan excluding Govt mandate curtailments and entitlements 60 Groningen Limits 3,761 (170) (150) 150 (80) • Maintenance timing reduced economic impact of curtailments 2019 Curtail- Entitle- Divestments Liquids Gas 2020 ments ments growth demand / other / other 7 See Supplemental Information for reconciliation of curtailments.

EXCEEDED REDUCTION TARGETS CASH OPEX Billion USD -$8 billion • Exceeded reduction targets for full-year capital and 55 operating spend 11 47 Energy and • $8 billion decrease in cash Opex versus 2019 8 production taxes 44 39 • $10 billion decrease in Capex versus 2019 2019 2020 CAPEX Billion USD -$10 billion 31 21 2019 2020 8 See Supplemental Information for definitions.EXCEEDED REDUCTION TARGETS CASH OPEX Billion USD -$8 billion • Exceeded reduction targets for full-year capital and 55 operating spend 11 47 Energy and • $8 billion decrease in cash Opex versus 2019 8 production taxes 44 39 • $10 billion decrease in Capex versus 2019 2019 2020 CAPEX Billion USD -$10 billion 31 21 2019 2020 8 See Supplemental Information for definitions.

FOURTH QUARTER 2020 **CASH PROFILE**

	4Q20	2020
Beginning Cash	**8.8**	**3.1**
Earnings / (Loss)	(20.1)	(22.4)
Identified items: impairment	19.3	20.1
Depreciation[1]	5.0	20.1
Working Capital / Other[1]	(0.2)	(3.0)
Cash Flow from Operating Activities	**4.0**	**14.7**
Proceeds Associated with Asset Sales	0.8	1.0
Cash Flow from Operations and Asset Sales	**4.8**	**15.7**
Shareholder Distributions	(3.7)	(14.9)
PP&E Adds / Investments and Advances[2]	(4.1)	(19.5)
Debt / Other Financing	(1.5)	19.9
Ending Cash	**4.4**	**4.4**
Ending Debt[3]	**67.6**	**67.6**

- Cash flow from operations improved $600 million from 3Q20, excluding working capital effects
- Gross debt reduced by $1.2 billion in quarter

Billions of USD. Due to rounding, numbers presented above may not add up precisely to the totals indicated.
See Supplemental Information for footnotes.

9

FIRST QUARTER 2021 **OUTLOOK**

UPSTREAM	Announced government-mandated curtailments averaging ~150 Koebd Production expected to be ~140 Koebd higher due to seasonal gas demand
DOWNSTREAM	Demand levels consistent with 4Q Higher planned turnarounds and maintenance offset with additional efficiencies
CHEMICAL	Continued demand resilience across key markets Scheduled maintenance in-line with 4Q
CORPORATE	Corporate and financing expenses expected to be ~$700 million Operating cash flow funds dividend and Capex at current prices and margins

10

MANAGEMENT PERSPECTIVES DARREN WOODS CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICERMANAGEMENT PERSPECTIVES DARREN WOODS CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

FOCUSED ON SHAREHOLDER VALUE • Delivering world class safety and reliability • Driving structural cost reductions • Advancing flexible portfolio of high-return, cost-advantaged investments • Maintaining strong dividend and fortified balance sheet • Reducing emissions while developing needed technologies to support the Paris Agreement 12FOCUSED ON SHAREHOLDER VALUE • Delivering world class safety and reliability • Driving structural cost reductions • Advancing flexible portfolio of high-return, cost-advantaged investments • Maintaining strong dividend and fortified balance sheet • Reducing emissions while developing needed technologies to support the Paris Agreement 12

2020 **PERSPECTIVE**

Operational excellence
<0.02 LTIR[1]
Best ever workforce safety and reliability performance.

Operating cost savings[2]
>15% reduction
From reorganizations, efficiencies, and workforce optimizations.

Capex flexibility
>30% decrease
Deferral costs offset by savings to preserve long-term value.

Met emission targets for
2020
25% reduction in flaring and 15% reduction in methane emissions.[3]

Permian
~370 Koebd
Exceeded volumes plan despite curtailments. Improved operating and development metrics.

Guyana
~9 Boeb[4]
18 discoveries, Liza Phase 1 producing at capacity, Liza Phase 2 on schedule, and fully funded Payara.

Chemical
>9 M tonnes
Record polyethylene sales. New capacity capturing demand growth for high-value products.

CO_2 Captured
120 M tonnes
#1 in CCS for over 30 years; equivalent to >25M cars.[5]

See Supplemental Information for footnotes.

13

DRIVING STRUCTURAL COST EFFICIENCIES Achieved ~$3 billion of structural reductions in 2020; $6 billion by 2023 1 CASH OPEX Billion USD • Delivered on cost reduction objectives, outperforming revised plan 44 3 • Leveraged prior reorganizations to deliver structural reductions of ~$3 billion in 2020 41 39 39 38 3+ • Additional $3 billion of structural efficiencies through 2023 for a total of $6 billion versus 2019 34 34 2019 Structural Market / 2020 Structural Market / 2023 activity activity 1 14 Totals represent cash Opex excluding energy and production taxes. See Supplemental Information for definitions.DRIVING STRUCTURAL COST EFFICIENCIES Achieved ~$3 billion of structural reductions in 2020; $6 billion by 2023 1 CASH OPEX Billion USD • Delivered on cost reduction objectives, outperforming revised plan 44 3 • Leveraged prior reorganizations to deliver structural reductions of ~$3 billion in 2020 41 39 39 38 3+ • Additional $3 billion of structural efficiencies through 2023 for a total of $6 billion versus 2019 34 34 2019 Structural Market / 2020 Structural Market / 2023 activity activity 1 14 Totals represent cash Opex excluding energy and production taxes. See Supplemental Information for definitions.

MAINTAINING INVESTMENT OPTIONALITY Demonstrated ability to adjust capital spending and preserve value CAPEX 2021 – 2025 Billion USD • 2021-2025 capital program optimized to current $20 - $25 market outlook Guidance: $16 - $19 20 Flexible • Investment strategy prioritizes highest return opportunities • Robust economics across price scenarios 10 Less • Flexibility to adjust investments in response to flexible market conditions in any year 0 2021 2022 - 2025, average 15 See Supplemental Information for definitions.MAINTAINING INVESTMENT OPTIONALITY Demonstrated ability to adjust capital spending and preserve value CAPEX 2021 – 2025 Billion USD • 2021-2025 capital program optimized to current $20 - $25 market outlook Guidance: $16 - $19 20 Flexible • Investment strategy prioritizes highest return opportunities • Robust economics across price scenarios 10 Less • Flexibility to adjust investments in response to flexible market conditions in any year 0 2021 2022 - 2025, average 15 See Supplemental Information for definitions.

CAPITAL ALLOCATION **PRIORITIES**

Leverage portfolio flexibility to sustain the dividend

2021 ESTIMATED SOURCES AND USES OF CASH[1,2]
Billion USD



By Brent price, with
10yr low Downstream
& Chemical margins
$55/bbl
$50/bbl
$45/bbl
Guidance:
$16 - $19
Flexible
Less flexible
Available cash
from operations
Dividend
Capex

- Prioritizes Guyana, Brazil, Permian, and Chemical performance products
- Capital flexibility to maintain dividend at ~$45/bbl and 10-year low Downstream and Chemical margins
- Debt reduced at Brent > ~$50/bbl and 10-year low Downstream and Chemical margins

See Supplemental Information for footnotes and definitions.

16

CAPITAL ALLOCATION **PRIORITIES**

Leverage portfolio flexibility to sustain the dividend

2025 ESTIMATED SOURCES AND USES OF CASH[1,2]
Billion USD


By Brent price, with
10yr avg. Downstream
& Chemical margins
$55/bbl
$50/bbl
$45/bbl
$40/bbl
Guidance:
$20 - $25
Flexible
Less flexible
Available cash
from operations
Dividend
Capex

- Prioritizes Guyana, Brazil, Permian, and Chemical performance products
- Capital flexibility to maintain dividend at ~$35/bbl and average Downstream and Chemical margins
- Debt reduced / shareholder distributions at Brent > ~$50/bbl and 10-year average Downstream and Chemical margins

See Supplemental Information for footnotes and definitions.

17

INVESTMENTS SUPPORT CASH FLOW GROWTH 1 Capital expenditures grow cash flow/value through the cycle 2 OPERATING CASH FLOW FROM 2021 – 2025 START-UPS • Cash flow growth driven by investment program, reduced operating expenses, and improved market ~40% of total • 2021 to 2025 project start-ups drive more than 40% of 2025 cash flow 2021 2022 2023 2024 2025 18 See Supplemental Information for footnotes.INVESTMENTS SUPPORT CASH FLOW GROWTH 1 Capital expenditures grow cash flow/value through the cycle 2 OPERATING CASH FLOW FROM 2021 – 2025 START-UPS • Cash flow growth driven by investment program, reduced operating expenses, and improved market ~40% of total • 2021 to 2025 project start-ups drive more than 40% of 2025 cash flow 2021 2022 2023 2024 2025 18 See Supplemental Information for footnotes.

INDUSTRY-LEADING INVESTMENTS Upstream capital program prioritizing low cost-of-supply opportunities 1,2 UPSTREAM INVESTMENTS Brent $/bbl required to generate the cost-of-supply plus 10% return 45 • Industry-leading investments focus on highest- return, lowest cost-of-supply opportunities $40/bbl Brent • Developing projects at less than $40/bbl cost-of- supply 30 • ~90% of Upstream investments generate >10% returns at ≤$35/bbl 15 • Average return of 32% at third-party price 3 outlooks 0 2021 – 2025 Cumulative Capex 19 See Supplemental Information for footnotes and definitions.INDUSTRY-LEADING INVESTMENTS Upstream capital program prioritizing low cost-of-supply opportunities 1,2 UPSTREAM INVESTMENTS Brent $/bbl required to generate the cost-of-supply plus 10% return 45 • Industry-leading investments focus on highest- return, lowest cost-of-supply opportunities $40/bbl Brent • Developing projects at less than $40/bbl cost-of- supply 30 • ~90% of Upstream investments generate >10% returns at ≤$35/bbl 15 • Average return of 32% at third-party price 3 outlooks 0 2021 – 2025 Cumulative Capex 19 See Supplemental Information for footnotes and definitions.

STRENGTHENING PERMIAN PERFORMANCE Significantly improving operating and development metrics 1 DRILLING RATES Lateral feet per day; indexed to 2018 150% • Permian development exceeding expectations • 2020 drilling rates 50% better than plan − >20% better than 2019 75% 2018 2019 2020 • Drilling and completion costs ~15% lower than 1 plan DRILLING AND COMPLETION COSTS Cost per lateral foot; indexed to 2018 − >25% lower than 2019 100% − ~2/3 of improvements due to performance − Fracture stages per day 30% better than 2019 50% 2018 2019 2020 20 See Supplemental Information for footnotes.STRENGTHENING PERMIAN PERFORMANCE Significantly improving operating and development metrics 1 DRILLING RATES Lateral feet per day; indexed to 2018 150% • Permian development exceeding expectations • 2020 drilling rates 50% better than plan − >20% better than 2019 75% 2018 2019 2020 • Drilling and completion costs ~15% lower than 1 plan DRILLING AND COMPLETION COSTS Cost per lateral foot; indexed to 2018 − >25% lower than 2019 100% − ~2/3 of improvements due to performance − Fracture stages per day 30% better than 2019 50% 2018 2019 2020 20 See Supplemental Information for footnotes.

FLEXIBLE **PERMIAN DEVELOPMENT PLAN**

Options to reduce spend with market changes


PERMIAN PRODUCTION[1]
Koebd
800
400
0
2020
2021
2025
~$60/bbl
Production range
~$50/bbl

- Flexible short-cycle Permian development
- Reduced 2020 Capex ~35% below plan
  - 2020 volumes on plan, ~100 Koebd above 2019
- Pace of investment set by:
  - Maintaining positive free cash flow
  - Delivering industry-leading capital efficiency
  - Achieving double digit returns at <$35/bbl
- Longer term outlook of ~700 Koebd by 2025
- Unique technology program brings significant upside to current planning basis

See Supplemental Information for footnotes.

21

DELIVERING CAPITAL ALLOCATION PRIORITIES • Focused capital program delivers exceptional returns and price resiliency • Restructured organization driving significant efficiencies • Advantaged projects deliver low-cost supply and near-term cash flow • Flexibility to efficiently respond to market developments • Ability to preserve balance sheet and maintain dividend across low price environments 22DELIVERING CAPITAL ALLOCATION PRIORITIES • Focused capital program delivers exceptional returns and price resiliency • Restructured organization driving significant efficiencies • Advantaged projects deliver low-cost supply and near-term cash flow • Flexibility to efficiently respond to market developments • Ability to preserve balance sheet and maintain dividend across low price environments 22

DELIVERING **LOWER EMISSIONS**

Committed to addressing risk of climate change

Support
Paris Agreement

Engaging in climate related policy, including a carbon tax.

Operated GHG emissions

–6% since 2016

Absolute emissions have declined since start of the Paris Agreement.[1]

Announced reduction plans to
2025

Absolute Upstream GHG emissions to drop by 30%, methane & flaring 40-50%.

Research, develop, commercialize

>$3 Billion[2]

Lower-emission solutions: CCS / hydrogen, biofuels, cogeneration & efficiency.

Renewables in operations (600MW)

#2 All-time buyer

Of wind / solar power among Oil & Gas; top 5% across all corporates.[4]

Global CCS leader

40%

Of all CO_2 captured, equivalent to planting ~2 billion trees.[3]

Hydrogen produced

1.3 MTA

Developing technology to produce low-carbon H_2 with CCS at scale.

Low carbon

Solutions

New business to advance commercial CCS opportunities and deploy technologies.

See Supplemental Information for footnotes.

23

LOWERING EMISSIONS Committed to reducing emissions 1 EXXONMOBIL AND SOCIETY’S EMISSIONS Indexed to 2016; % • Achieved 6% absolute GHG reduction since Paris 3 105 Agreement in 2016 Non-OECD, +4% Global, +2% • Reducing intensity across businesses results in ~11 100 2 to 13% lower emissions OECD, -1% • Robust processes for continuing efficiency 95 improvements and lower emissions ExxonMobil, -6% • Accretive investments deliver additional emission 90 ExxonMobil reductions 2020 estimate (including Covid) 2 -11% to -13% 85 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 24 See Supplemental Information for footnotes.LOWERING EMISSIONS Committed to reducing emissions 1 EXXONMOBIL AND SOCIETY’S EMISSIONS Indexed to 2016; % • Achieved 6% absolute GHG reduction since Paris 3 105 Agreement in 2016 Non-OECD, +4% Global, +2% • Reducing intensity across businesses results in ~11 100 2 to 13% lower emissions OECD, -1% • Robust processes for continuing efficiency 95 improvements and lower emissions ExxonMobil, -6% • Accretive investments deliver additional emission 90 ExxonMobil reductions 2020 estimate (including Covid) 2 -11% to -13% 85 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 24 See Supplemental Information for footnotes.

REDUCTIONS CONSISTENT WITH PARIS AGREEMENT Plans provide affordable and reliable energy while minimizing environmental impacts 1,2,3 EXXONMOBIL AND SOCIETY’S EMISSIONS Percent reduction versus 2016 1 Society’s emissions Paris submissions (estimated 2016 0.9 Nationally Determined Contributions) 0% 0.8 ExxonMobil 0.7 GHG emissions 2025 Plan -25% 0.6 0.5 -50% 0.4 0.3 -75% 0.2 0.1 Hypothetical Hypothetical Net 1.5°C pathway 2°C pathway zero -100% 0 2016 2015 2030 2045 2060 2075 25 See Supplemental Information for footnotes.REDUCTIONS CONSISTENT WITH PARIS AGREEMENT Plans provide affordable and reliable energy while minimizing environmental impacts 1,2,3 EXXONMOBIL AND SOCIETY’S EMISSIONS Percent reduction versus 2016 1 Society’s emissions Paris submissions (estimated 2016 0.9 Nationally Determined Contributions) 0% 0.8 ExxonMobil 0.7 GHG emissions 2025 Plan -25% 0.6 0.5 -50% 0.4 0.3 -75% 0.2 0.1 Hypothetical Hypothetical Net 1.5°C pathway 2°C pathway zero -100% 0 2016 2015 2030 2045 2060 2075 25 See Supplemental Information for footnotes.

CARBON CAPTURE IS CRITICAL FOR A 2°C PATHWAY CCS mitigates emissions at an affordable cost 1 PROJECTED CO REDUCTIONS BY TECHNOLOGY FROM 2019 - 2040 2 Billion tonnes 0 5 10 15 20 25• IEA/IPCC assessment of carbon capture: Solar 2 − Grows to 10% of energy system by 2040 Wind 3 − Mitigates 15% of global emissions CCS − Societal costs to achieve 2°C are more than double Biofuels in 4 without CCS transport Other grid-scale renewables − Market deployment is not on track 5 IEA Tracking Clean Energy Progress Hydro On-track More efforts needed Nuclear Not on track 26 See Supplemental Information for footnotes.CARBON CAPTURE IS CRITICAL FOR A 2°C PATHWAY CCS mitigates emissions at an affordable cost 1 PROJECTED CO REDUCTIONS BY TECHNOLOGY FROM 2019 - 2040 2 Billion tonnes 0 5 10 15 20 25• IEA/IPCC assessment of carbon capture: Solar 2 − Grows to 10% of energy system by 2040 Wind 3 − Mitigates 15% of global emissions CCS − Societal costs to achieve 2°C are more than double Biofuels in 4 without CCS transport Other grid-scale renewables − Market deployment is not on track 5 IEA Tracking Clean Energy Progress Hydro On-track More efforts needed Nuclear Not on track 26 See Supplemental Information for footnotes.

EXXONMOBIL IS THE **GLOBAL LEADER IN CCS**

More than 30 years of CCS experience

CUMULATIVE CO_2 CAPTURE VOLUME SINCE 1970[1]
Million tonnes


Remaining 44 companies
ExxonMobil 120 MT captured
40%
Of all CO_2 captured since 1970
Company D
Company C
Company B
Company A

- Leveraging ExxonMobil's strengths to significantly advance CCS:
  - 30+ years of operating experience
  - Process innovation
  - Project execution
  - Subsurface / reservoir expertise
  - Commercializing & scaling new technology
- Evaluating more than 20 new opportunities
  - Potential to produce low-carbon Hydrogen
- Establishing Low Carbon Solutions Business to:
  - Develop commercial opportunities at scale
  - Advance regulatory and legal frameworks
  - Commercialize other low-carbon technologies from R&D portfolio

See Supplemental Information for footnotes.

27

FOCUSED ON SHAREHOLDER VALUE • Delivering world class safety and reliability • Driving structural cost reductions • Advancing flexible portfolio of high-return, cost-advantaged investments • Maintaining strong dividend and fortified balance sheet • Reducing emissions while developing needed technologies to support the Paris Agreement 28FOCUSED ON SHAREHOLDER VALUE • Delivering world class safety and reliability • Driving structural cost reductions • Advancing flexible portfolio of high-return, cost-advantaged investments • Maintaining strong dividend and fortified balance sheet • Reducing emissions while developing needed technologies to support the Paris Agreement 28

Q&A Mark your calendars for ExxonMobil Investor Day Webcast March 3, 2021 8:00 a.m. Central TimeQ&A Mark your calendars for ExxonMobil Investor Day Webcast March 3, 2021 8:00 a.m. Central Time

EARNINGS **POTENTIAL**

Improvements in price and margins generate material cash flow upside

PRICES / MARGINS
2010 - 2020



Crude[1]
($/bbl)
Natural gas[2]
($/mbtu)
Downstream
margins[3]
($/bbl)
Chemical
margins[4]
($/tonne)
2010-19
Annual
range
Jan Est.[5]
4Q 2020
3Q 2020

DOWNSTREAM AND CHEMICAL ANNUAL EARNINGS SENSITIVITY FROM 4Q 2020 MARGINS [6]
Billion USD



~3
~6
~10
Low end of range
Mean of range
High end of range

- Crude and downstream margins remained below 10-year range in 4Q 2020
- January month-to-date Brent has improved by more than $10/bbl from 4Q 2020
- Significant Downstream and Chemical earnings upside
- 2021 plans maintain dividend across wide range of low prices / margins

See Supplemental Information for footnotes.

30

UPSTREAM **4Q20 VS. 3Q20**


CONTRIBUTING FACTORS TO CHANGE IN EARNINGS
Million USD
745
400
160
(90)
650
(372)
3Q20 ex. Ident. Items
Price
Volume
Expenses
Tax / Forex / other
4Q20 ex. Ident. Items

- Captured benefits of improving gas and LNG markets
- Strategic investment in Guyana, reduced economic curtailments and lower maintenance increased earnings
- Higher expenses due to timing of exploration activity
- Favorable one-time tax items partially offset by unfavorable forex

31

UPSTREAM VOLUMES **4Q20 VS. 3Q20**



CONTRIBUTING FACTORS TO CHANGE IN VOLUMES
Koebd
3,672
(5)
(90)
60
85
Groningen Limits
(35)
3,689
3Q20
Curtail-ments
Entitle-ments
Demand
Liquids growth / other
Gas maint / other
4Q20

- Reduced economic curtailment offset by higher government-mandated curtailments
- Lower entitlements with higher prices
- Higher European seasonal gas demand
- Increased liquids production with lower maintenance and growth in Guyana and Abu Dhabi
- Higher gas planned maintenance and higher government limits on Groningen

See Supplemental Information for reconciliation of curtailments.

32

DOWNSTREAM **4Q20 VS. 3Q20**


CONTRIBUTING FACTORS TO CHANGE IN EARNINGS
Million USD
(240)
(430)
(40)
(300)
160
160
(691)
3Q20 ex. Ident. Items
Margin
Demand
Expenses
Mfg. / yield
Inventory valuation / other
4Q20 ex. Ident. Items

- Lower margins include the impact of unsettled mark-to-market derivatives
- Higher planned turnaround and maintenance activity
- Strong manufacturing product yields and mix from recent investments

33

CHEMICAL 4Q20 VS. 3Q20

CONTRIBUTING FACTORS TO CHANGE IN EARNINGS
Million USD



546
300
30
(80)
(80)
713
3Q20 ex. Ident. Items
Margin
Volume
Expenses
Other
4Q20 ex. Ident. Items

- Strong operational performance and improved margins from packaging strength and automotive / durable market recovery
- Higher planned maintenance
- Unfavorable year-end LIFO impact

34

UPSTREAM **2020 VS. 2019**



CONTRIBUTING FACTORS TO CHANGE IN EARNINGS
Million USD
10,008
(11,210)
(300)
960
210
(336)
2019 ex. Ident. Items
Price
Volume
Expenses
Tax / other
2020 ex. Ident. Items

- Unprecedented demand destruction significantly impacted liquids and gas realizations
- High-return liquids growth in Permian and Guyana partially offset divestments, curtailments, and Groningen limits
- Structural opex reduction drove earnings benefits
- Favorable tax items and forex

35

DOWNSTREAM 2020 VS. 2019 CONTRIBUTING FACTORS TO CHANGE IN EARNINGS Million USD • Unprecedented demand destruction significantly 2,332 impacted refining margins • Contribution from trading, optimization, and marketing helped mitigate margin loss • Significant demand loss driven by pandemic (390) 990 (218) • Investments to improve yields, strong reliability, and lower expenses delivered higher earnings 1,290 (3,820) (620) 2019 ex. Margin Demand Expenses Mfg. / Inventory 2020 ex. Ident. Items yield valuation Ident. Items / other 36DOWNSTREAM 2020 VS. 2019 CONTRIBUTING FACTORS TO CHANGE IN EARNINGS Million USD • Unprecedented demand destruction significantly 2,332 impacted refining margins • Contribution from trading, optimization, and marketing helped mitigate margin loss • Significant demand loss driven by pandemic (390) 990 (218) • Investments to improve yields, strong reliability, and lower expenses delivered higher earnings 1,290 (3,820) (620) 2019 ex. Margin Demand Expenses Mfg. / Inventory 2020 ex. Ident. Items yield valuation Ident. Items / other 36

CHEMICAL 2020 VS. 2019 CONTRIBUTING FACTORS TO CHANGE IN EARNINGS Million USD 2,077 • Strong reliability and lower feed costs improved margins 710 • COVID impacted sales volumes across multiple (150) businesses 930 • Delivered aggressive cost reduction through supply chain efficiencies, contractor management, and activity pacing 590 2019 ex. Margin Volume Expenses 2020 ex. Ident. Items Ident. Items 37CHEMICAL 2020 VS. 2019 CONTRIBUTING FACTORS TO CHANGE IN EARNINGS Million USD 2,077 • Strong reliability and lower feed costs improved margins 710 • COVID impacted sales volumes across multiple (150) businesses 930 • Delivered aggressive cost reduction through supply chain efficiencies, contractor management, and activity pacing 590 2019 ex. Margin Volume Expenses 2020 ex. Ident. Items Ident. Items 37

SUPPLEMENTAL **INFORMATION**

IDENTIFIED ITEMS RECONCILIATION	FOURTH QUARTER		THIRD QUARTER	TWELVE MONTHS	
	2020	2019	2020	2020	2019
Earnings / (Loss) U.S. GAAP	**(20.1)**	**5.7**	**(0.7)**	**(22.4)**	**14.3**
Identified Items Included in Earnings / (Loss)					
Noncash inventory valuation - lower of cost or market	-	-	0.1	(0.1)	-
Impairment	(19.3)	-	-	(20.1)	-
Tax and Other items (asset management, severance)	(0.9)	3.9	-	(0.9)	4.7
Corporate Total	**(20.2)**	**3.9**	**0.1**	**(21.0)**	**4.7**
Earnings/(Loss) Excluding Identified Items	**0.1**	**1.8**	**(0.8)**	**(1.4)**	**9.6**

Billions of dollars unless specified otherwise.
Due to rounding, numbers presented above may not add up precisely to the totals indicated.

38

SUPPLEMENTAL INFORMATION “Curtailments,” as used on slides 7 and 32, includes both (1) government mandates and (2) economic curtailments. Government mandates are shown as a separate category below. Economic curtailments are included below as part of the “Demand / Other” category. 1 UPSTREAM VOLUME FACTOR ANALYSIS 4Q20 vs. 3Q20 4Q20 vs. 4Q19 2020 vs. 2019 Prior Period 3,672 4,018 3,952 Downtime / Maintenance +34 +66 +50 Growth / Decline +46 +56 +92 Entitlement / Divestments -91 -180 -93 Government mandates -48 -188 -110 Demand / Other +76 -83 -130 Current Period 3,689 3,689 3,761 1 39 KoebdSUPPLEMENTAL INFORMATION “Curtailments,” as used on slides 7 and 32, includes both (1) government mandates and (2) economic curtailments. Government mandates are shown as a separate category below. Economic curtailments are included below as part of the “Demand / Other” category. 1 UPSTREAM VOLUME FACTOR ANALYSIS 4Q20 vs. 3Q20 4Q20 vs. 4Q19 2020 vs. 2019 Prior Period 3,672 4,018 3,952 Downtime / Maintenance +34 +66 +50 Growth / Decline +46 +56 +92 Entitlement / Divestments -91 -180 -93 Government mandates -48 -188 -110 Demand / Other +76 -83 -130 Current Period 3,689 3,689 3,761 1 39 Koebd

SUPPLEMENTAL **INFORMATION**

Slide 4

1) Period-to-period change in earnings as a result of fair value accounting for unsettled derivatives.

Slide 9

1) Excludes impact of impairments classified as identified items.
2) Includes PP&E Adds of ($3.6B) and net investments / advances of ($0.4B) in 4Q20.
3) Ending debt is the sum of (1) Notes and loans payable and (2) Long-term debt as reported in Form 10-K, at the end of the fourth quarter.

Slide 13

1) Lost-time injuries and illness rate (incidents per 200,000 work hours).
2) Reduction is in Cash Operating Costs, comparing 2020 to 2019. See definitions on page 43.
3) Compared to 2016 levels based on assets operated by ExxonMobil. Preliminary analysis assumes performance from OBO assets is similar to 2019.
4) Gross recoverable resource.
5) Global CCS Institute 2020 report and ExxonMobil analysis of 2020 facility data. Car equivalency calculated with US EPA GHG equivalency calculator.

Slide 16

1) 2021 Available Cash from Operations assumes Downstream and Chemical margins at 10-year annual lows from 2010 – 2019. See definitions on page 43.
2) Any decisions on future dividend levels is at the discretion of the Board of Directors. This chart assumes dividends per share are held flat relative to 4Q20 levels.

Slide 17

1) 2025 Available Cash from Operations assumes Downstream and Chemical at the average of the annual margins from 2010 – 2019. See definitions on page 43.
2) Any decisions on future dividend levels is at the discretion of the Board of Directors. This chart assumes dividends per share are held flat relative to 4Q20 levels.

Slide 18

1) Operating cash flow on this slide is earnings plus Depreciation, Depletion, and Amortization. The chart indicates estimated operating cash flow for projects that are completed in years 2021 through 2025.
2) Based on 4Q/Dec 2020 IHS forecasts for Brent price and Downstream. IHS Fall 2020 margin forecast for Chemical margins where appropriate margin markers available, otherwise company estimates. Price and margins applied to ExxonMobil footprint.

Slide 19

1) Includes projects that bring on new volumes.
2) Breakeven based on cost-of-supply to generate a minimum 10% return on a money-forward basis.
3) At IHS price forecast.

40

SUPPLEMENTAL **INFORMATION**

Slide 20

1) Midland and Delaware only, including all areas, formations and lateral lengths.

Slide 21

1) Midland and Delaware only. Price sensitivity expressed in Brent.

Slide 23

1) ExxonMobil GHG emissions, absolute (Operated CO_2-equivalent Scope 1 & 2) from 2016 to 2019.
2) Represents currently identified future investment opportunities, consistent with past practice, results, and announced plans.
3) Global CCS Institute 2020 report and ExxonMobil analysis of 2020 facility data. Tree statistic calculated with US EPA GHG equivalency calculator.
4) All time, based on total wind and solar power purchase agreements signed from BloombergNEF download on Jan 28, 2021.

Slide 24

1) EM GHG emissions, absolute (Operated CO_2-equivalent Scope 1 & 2) from 2016 to 2019 and preliminary estimate for 2020 compared to society's energy-related CO_2 based on EM analysis of IEA reports.
2) Emission reduction plans announced in December 2020 include a 15 to 20 percent reduction in greenhouse gas intensity of upstream operations compared to 2016 levels. Plans cover Scope 1 and Scope 2 emissions, and are expected to result in a 11 to 13 percent reduction in absolute greenhouse gas emissions for assets currently operated by the company by the end of 2025.
3) EM GHG emissions, absolute (Operated CO_2-equivalent Scope 1 & 2) from 2016 to 2019.

Slide 25

1) Global CO_2 emissions: Global Carbon Budget 2020; Friedlingstein et al (2020); including energy-related and cement processing CO_2 emissions.
2) Paris submissions: estimated based on 2016 Nationally Determined Contributions.
3) Emission reduction plans announced in December 2020 include a 15 to 20 percent reduction in greenhouse gas intensity of upstream operations compared to 2016 levels. Plans cover Scope 1 and Scope 2 emissions, and are expected to result in a 11 to 13 percent reduction in absolute greenhouse gas emissions for assets currently operated by the company by the end of 2025.

41

SUPPLEMENTAL **INFORMATION**

Slide 26

1) IEA World Energy Outlook 2020. Comparison of IEA Sustainable Development Scenario vs. IEA Stated Policies Scenario.
2) Average across IPCC's 74 Lower 2°C scenarios in IPCC SR1.5.
3) IEA (2020) CCUS in Clean Energy Transitions.
4) IPCC (5th Assessment) assessed increase in societal costs to achieve a 2°C outcome.
5) IEA (2020) Tracking Clean Energy Progress.

Slide 27

1) 40% of all anthropogenic CO_2 captured since 1970. Global CCS Institute 2020 report and ExxonMobil analysis of 2020 facility data.

Slide 30

1) Source: S&P Global Platts.
2) Source: ICE. Equal weighting of Henry Hub and NBP.
3) Source: S&P Global Platts and ExxonMobil analysis. Equal weighting of U.S. Gulf Coast (Maya – Coking), Northwest Europe (Brent – Catalytic Cracking), and Singapore (Dubai – Catalytic Cracking) netted for industry average Opex and renewable identification numbers (RINS).
4) Source: IHS Markit, Platts, and company estimates. Weighting of polyethylene, polypropylene, and paraxylene based on ExxonMobil capacity.
5) Internal estimate based on available January 2021 data.
6) Price/Margin basis consistent with supplemental notes 3 & 4 (above); reflects annual earnings upside versus annualized 4Q20 margin basis.

42

SUPPLEMENTAL INFORMATION Definitions Available Cash from Operations provides an indication of cash flow available to fund shareholder distributions, capex, and debt reduction and is calculated as the sum of (1) net cash provided by operating activities and (2) net cash used in investing activities, both from the Consolidated Statement of Cash Flows, and (3) capital and exploration expenditures. Cash Flow from Operations and Asset Sales. Cash flow from operations and asset sales is the sum of the net cash provided by operating activities and proceeds associated with sales of subsidiaries, property, plant and equipment, and sales and returns of investments from the Summary statement of cash flows. This cash flow reflects the total sources of cash from both operating the Corporation’s assets and from the divesting of assets. Cash Operating Costs and Cash Opex. Cash operating costs consist of (1) Production and manufacturing expenses, (2) Selling, general and administrative expenses, and (3) Exploration expenses, including dry holes from ExxonMobil’s consolidated statement of income. The sums of these income statement lines serve as an indication of cash operating costs and do not reflect the total cash operating costs of the Corporation. This measure is useful in understanding the Corporation’s efforts to conserve cash on hand while progressing planned projects. Cash Opex as used on slides 6, 8, and 14 is a proxy for this measure that includes equity company cash expenses. Flexible Capex. Flexible Capex includes those investments with minimal costs or value loss to defer expenditures, such as investments in short cycle businesses like unconventionals, projects that have not commenced or are early in construction and with limited penalty to pause. Less flexible Capex includes projects conducted for safety, environmental and regulatory reasons, projects already in execution with penalties or loss of value associated with pausing, and investments made in order to retain rights or options for potential future investment. Project. The term “project” as used in this presentation can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports. Resources, resource base, and recoverable resources. Along with similar terms, these refer to the total remaining estimated quantities of oil and natural gas that are expected to be ultimately recoverable. ExxonMobil refers to new discoveries and acquisitions of discovered resources as resource additions. The resource base includes quantities of oil and natural gas classified as proved reserves, as well as, quantities that are not yet classified as proved reserves, but that are expected to be ultimately recoverable. The term “resource base” or similar terms is not intended to correspond to SEC definitions such as “probable” or “possible” reserves. The term “in-place” refers to those quantities of oil and natural gas estimated to be contained in known accumulations and includes recoverable and unrecoverable amounts. “Potential” resource amounts are not currently included in the resource base. Returns, investment returns, project returns. Unless referring specifically to ROCE, references to returns, investment returns, project returns, and similar terms mean future discounted cash flow returns on future capital investments based on current company estimates. Investment returns exclude prior exploration and acquisition costs. 43SUPPLEMENTAL INFORMATION Definitions Available Cash from Operations provides an indication of cash flow available to fund shareholder distributions, capex, and debt reduction and is calculated as the sum of (1) net cash provided by operating activities and (2) net cash used in investing activities, both from the Consolidated Statement of Cash Flows, and (3) capital and exploration expenditures. Cash Flow from Operations and Asset Sales. Cash flow from operations and asset sales is the sum of the net cash provided by operating activities and proceeds associated with sales of subsidiaries, property, plant and equipment, and sales and returns of investments from the Summary statement of cash flows. This cash flow reflects the total sources of cash from both operating the Corporation’s assets and from the divesting of assets. Cash Operating Costs and Cash Opex. Cash operating costs consist of (1) Production and manufacturing expenses, (2) Selling, general and administrative expenses, and (3) Exploration expenses, including dry holes from ExxonMobil’s consolidated statement of income. The sums of these income statement lines serve as an indication of cash operating costs and do not reflect the total cash operating costs of the Corporation. This measure is useful in understanding the Corporation’s efforts to conserve cash on hand while progressing planned projects. Cash Opex as used on slides 6, 8, and 14 is a proxy for this measure that includes equity company cash expenses. Flexible Capex. Flexible Capex includes those investments with minimal costs or value loss to defer expenditures, such as investments in short cycle businesses like unconventionals, projects that have not commenced or are early in construction and with limited penalty to pause. Less flexible Capex includes projects conducted for safety, environmental and regulatory reasons, projects already in execution with penalties or loss of value associated with pausing, and investments made in order to retain rights or options for potential future investment. Project. The term “project” as used in this presentation can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports. Resources, resource base, and recoverable resources. Along with similar terms, these refer to the total remaining estimated quantities of oil and natural gas that are expected to be ultimately recoverable. ExxonMobil refers to new discoveries and acquisitions of discovered resources as resource additions. The resource base includes quantities of oil and natural gas classified as proved reserves, as well as, quantities that are not yet classified as proved reserves, but that are expected to be ultimately recoverable. The term “resource base” or similar terms is not intended to correspond to SEC definitions such as “probable” or “possible” reserves. The term “in-place” refers to those quantities of oil and natural gas estimated to be contained in known accumulations and includes recoverable and unrecoverable amounts. “Potential” resource amounts are not currently included in the resource base. Returns, investment returns, project returns. Unless referring specifically to ROCE, references to returns, investment returns, project returns, and similar terms mean future discounted cash flow returns on future capital investments based on current company estimates. Investment returns exclude prior exploration and acquisition costs. 43

Important Additional Information Regarding Proxy Solicitation Exxon Mobil Corporation (“ExxonMobil”) intends to file a proxy statement and associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in ExxonMobil’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on February 26, 2020, ExxonMobil’s proxy statement for the 2020 Annual Meeting of Shareholders, filed with the SEC on April 9, 2020 and ExxonMobil’s Form 8-K filed with the SEC on December 1, 2020. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the 2020 proxy statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.Important Additional Information Regarding Proxy Solicitation Exxon Mobil Corporation (“ExxonMobil”) intends to file a proxy statement and associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in ExxonMobil’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on February 26, 2020, ExxonMobil’s proxy statement for the 2020 Annual Meeting of Shareholders, filed with the SEC on April 9, 2020 and ExxonMobil’s Form 8-K filed with the SEC on December 1, 2020. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the 2020 proxy statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.